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                                                              Exhibit 10 (xliii)

                                 AMENDMENT NO. 3
                               TO CREDIT AGREEMENT

         Amendment, dated as of September 16, 1996 to the Credit Agreement dated as of September 27, 1991, as may be amended from time to time (the "Agreement") among The North American Coal Corporation (the "Borrower"), the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent (the "Agent").

         The parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

         1. DEFINITIONS. Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

         2. AMENDMENT:

                  CHANGE TO DEFINITION OF TERMINATION DATE. The definition of "Termination Date" in Section 1.01 of the Agreement is hereby amended by deleting the date "September 27, 2001".

         3. Agreement as Amended. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

         4. Governing Law. This Amendment, and the Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of New York.

         5. Severability. In case any one or more of the provisions contained in this Amendment would be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         6. Counterparts; Effective Date. This amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. This Amendment shall become effective as of the date first above written upon receipt by the Bank of counterparts hereof executed by each of the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                THE NORTH AMERICAN COAL CORPORATION

                By:     /s/  Charles B. Friley
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                        Title:  Vice President and Chief Financial Officer

                MORGAN GUARANTY TRUST COMPANY OF
                   NEW YORK, as Agent and a Bank

                By:      /s/  Patricia P. Lunka
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                        Title:  Vice President

                CITIBANK, N.A.

                By:      /s/  Marjorie Futornick
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                        Title:  Vice President

                WELLS FARGO

                By:      /s/  Ken Taylor
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                        Title:  Assistant Vice President

                KEY BANK, N.A.

                By:      /s/  Marianne Meil
                        --------------------------------------------------
                        Title:  Vice President